UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Eighth Amendment to Master Repurchase Facility Transaction Documents - Morgan Stanley

On April 23, 2019, MS Loan NT-I, LLC, MS Loan NT-II, LLC, CLNC Credit 1, LLC, CLNC Credit 2, LLC, CLNC Credit 1EU, LLC and CLNC Credit 1UK, LLC (collectively, “MS Seller”), each an indirect subsidiary of the Company, entered into a Second Amended and Restated Master Repurchase and Securities Contract Agreement (the “MS Repurchase Agreement”) with Morgan Stanley Bank, N.A. (“Morgan Stanley”). As described in more detail in the MS Repurchase Agreement documentation, the MS Repurchase Agreement provided up to $600.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate: $500 million for commercial real estate that may be located in the United States, and $100 million for commercial real estate that may be located in Belgium, France, Germany, Ireland, Luxembourg, the Netherlands, the United Kingdom, Spain, or any other jurisdiction approved by Morgan Stanley. The transactions contemplated under the MS Repurchase Agreement may be denominated in U.S. Dollars, Pounds Sterling, Euro or any other currency approved by Morgan Stanley.

In connection with the MS Repurchase Agreement, on April 23, 2019, Guarantor, MS Seller and Morgan Stanley entered into a Ratification, Reaffirmation and Confirmation of Transaction Documents (the “MS Ratification Agreement”), which ratified Guarantor’s obligations under an Amended and Restated Guaranty Agreement with Morgan Stanley (the “MS Guaranty”), under which Guarantor agreed to a partial recourse guaranty of MS Seller’s payment and performance obligations under the MS Repurchase Agreement.

On May 7, 2020, Guarantor and Morgan Stanley entered into an Omnibus Amendment to Transaction Documents (the “MS TNW Amendment”), under which Morgan Stanley agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On February 22, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Fourth Omnibus Amendment (the “MS Fourth Amendment”), under which MS Seller has two successive one (1) year extension options from the then current facility termination date, permitting an outside extension term to April 20, 2023. In addition, the parties agreed to LIBOR replacement provisions (including benchmark transition events and SOFR replacement terms) and to remove foreign assets as eligible assets for financing consideration under the Transaction Documents.

On April 14, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Fifth Omnibus Amendment (the “MS Fifth Amendment”), under which Morgan Stanley approves of the Internalization Transaction and agrees that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

On April 20, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Sixth Omnibus Amendment to the MS Repurchase Agreement (the “MS Sixth Amendment”), reduced the facility size to $500.0 million (providing MS Seller the right to increase to $600.0 million).

On January 24, 2022, Guarantor and Morgan Stanley entered into a Sixth Omnibus Amendment to Transaction Documents (the “MS SOFR Amendment”), to expand the eligibility criteria to allow for loans indexed to the secured overnight financing rate (“SOFR”), and to allow for borrowings under those facilities to also be indexed to SOFR.

On January 28, 2022, Guarantor and Morgan Stanley entered into a Seventh Omnibus Amendment to Transaction Documents (the “MS Seventh Amendment”), under which Morgan Stanley agreed that the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.35 billion to $1.11 billion.

On July 11, 2022, Guarantor and Morgan Stanley entered into an Eighth Omnibus Amendment to Transaction Documents (the “MS Eighth Amendment”), to extend the maturity date of the MS Repurchase Agreement to April 20, 2025, to provide MS Seller with two successive one-year extension options, and to replace LIBOR with term SOFR as the benchmark applicable to loans entered into prior to January 1, 2022.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the MS Eighth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the MS Seventh Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (iii) the MS SOFR Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (iv) the MS Sixth Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 6, 2021, (v) the MS Fifth Amendment, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 19, 2021, (vi) the MS Fourth Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 25, 2021, (vii) the MS TNW Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, (viii) the MS Repurchase Agreement and MS Ratification Agreement, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on April 26, 2019, and (ix) the MS Guaranty, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 25, 2018.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Eighth Omnibus Amendment to Transaction Documents, dated as of July 11, 2022, by and between BrightSpire Capital Operating Company, LLC and Morgan Stanley, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2022	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel and Secretary